EXHIBIT 10.114

SOUTHWALL TECHNOLOGIES INC.

NOTE SECURED BY STOCK PLEDGE AGREEMENT

$ 43,875.00	December 1, 1998	Option Number 311

FOR VALUE RECEIVED, Thomas Hood (“Maker”) promises to pay to the order of Southwall Technologies Inc. (the “Corporation”), at its corporate offices at 1029 Corporation Way, Palo Alto, CA 94303, the principal sum of Forty Three Thousand Eight Hundred Seventy-Five and no/100 Dollars ($43,875.00), together with all accrued interest thereon, upon the terms and conditions specified below.

1.             Interest.  Interest shall accrue on the unpaid balance outstanding from time to time under this Note at the rate of 7.0% per annum, compounded annually, and shall be payable annually in arrears.

2.             Principal.  The entire principal balance of this Note, together with all accrued and unpaid interest, shall become due and payable in one lump sum on December 1, 2002.

3.             Payment.  Payment shall be made in lawful tender of the United States and shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal.  Prepayment of the principal balance of this Note, together with all accrued and unpaid interest, may be made in whole or in part at any time without penalty.

4.             Events of Acceleration.  The entire unpaid principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable prior to the specified due date of this Note upon the occurrence of one or more of the following events:

A.            The failure of the Maker to pay when due the accrued interest on this Note and the continuation of such default for more than thirty (30) days; or

B.            the expiration of the thirty (30) day period following the date the Maker ceases for any reason to remain in the Corporation’s employ; or

C.            an acquisition of the Corporation (whether by merger or acquisition of all or substantially all of the Corporation’s assets or outstanding voting stock) for consideration payable in cash or freely-tradable securities; provided, however, that if the Polling of Interest Method, as described in Accounting Principles Board Opinion No. 16, is used to account for the acquisition for financial reporting purposes, acceleration shall not occur prior to the end of the sixty (60) day period immediately following the end of

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the applicable restriction period required under Accounting Series Release Numbers 130 and 135; or

D.            the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the maker or the attachment of or execution against any property or assets of the Maker; or

E.             the occurrence of any event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

5.             Employment.  For purposes of applying the provisions of this Note, the Maker shall be considered to remain in the Corporation’s employ for so long as the Maker renders services as a full-time employee of the Corporation, any successor entity or one or more of the Corporation’s fifty percent (50%) or more owned (directly or indirectly) subsidiaries.

6.             Security.  The proceeds of the loan evidenced by this Note shall be applied solely to the payment of the purchase price of 13,500 Shares of the Corporation’s common stock and payment of this Note shall be secured by a pledge of those shares with the Corporation pursuant to the Stock Pledge Agreement to be executed this date by the Maker.  The Maker, however, shall remain personally liable for payment of this Note and assets of the Maker, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Maker’s obligation hereunder.

7.             Collection.  If action is instituted to collect this Note, the Maker promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

8.             Waiver.  A waiver of any term of this Note, The Stock Pledge Agreement or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Corporation and any such waiver shall be limited to its express terms.  No delay by the Corporation in acting with respect to the terms of this Note or the stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of a condition under this Note, the stock Pledge Agreement or the obligations secured thereby.

The Maker waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice or protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

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SOUTHWALL TECHNOLOGIES INC.

STOCK PLEDGE AGREEMENT

AGREEMENT, made as of this 1st day of December, 1998 by and between Southwall Corporation, Inc., a California corporation (the “Corporation”) and Thomas Hood (“Pledgor”).

RECITALS

A.            In connection with the purchase 13,500 Shares of the Corporation’s Common Stock (the “Purchased Shares”) on the date of this Agreement from the Corporation, Pledgor has issued that certain promissory note (the “Note”) dated December 1, 1998 payable to the order of the Corporation in the principal amount of Forty Three Thousand Eight Hundred Seventy-Five and 00/100 Dollars ($43,875.00).

B.            Such Note is secured by the Purchased Shares and other collateral upon the terms set forth in this Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

1.             Grant of Security Interest.  Pledgor hereby grants the Corporation a security interest in, and assigns, transfers to and pledges with the Corporation, the following securities and other property (collectively, the “Collateral”):

(i)            the Purchased Shares delivered to and deposited with the Corporation as collateral for the Note;

(ii)           any and all new, additional or different securities or other property subsequently distributed with respect to the Purchased Shares which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

(iii)          any and all other property and money which is delivered to or comes into possession of the Corporation pursuant to the terms of this Agreement; and

(iv)          the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

2.             Warranties.  Pledgor hereby warrants that Pledgor is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).

3.             Duty to Deliver.  Any new, additional or different securities or other property (other than regular cash dividends) which may now or hereafter become distributable with

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respect to the Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation’s receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Corporation shall, upon receipt by Pledgor be promptly delivered to and deposited with the Corporation as part of the Collateral hereunder.  Any such securities shall be accompanied by one or more properly endorsed stock power assignments.

4.             Payment of Taxes and Other Charges.  Pledgor shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, or all of such taxes and other charges without contesting the validity or legality thereof.  The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

5.             Shareholder Rights.  So long as there exists no event of default under Paragraph 10 of this Agreement, Pledgor may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other shareholder materials pertaining to the Collateral.

6.             Rights and Powers of Corporation.  The corporation may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

(i)            Subject to the applicable limitations of Paragraph 9, accept in its discretion other property of pledgor in exchange for all or part of the Collateral and release Collateral to Pledgor to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;

(ii)           Perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement;

(iii)          Transfer record ownership of the Collateral to the Corporation or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under Paragraph 10 of this Agreement.  Any cash sums which the Corporation may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Corporation deems appropriate.  Any remaining cash shall be paid over to Pledgor.

Any action by the Corporation pursuant to the provisions of this Paragraph 6 may be taken without notice to Pledgor.  Expenses reasonable incurred in connection with such action shall be payable by Pledgor and form part of the indebtedness secured hereunder as provided in

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Paragraph 12.

7.             Care of Collateral.  The corporation shall exercise reasonable care in the custody and preservation of the Collateral.  However, the Corporation shall have no obligation to (i) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonable jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

Subject to the limitations of Paragraph 9, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered.  The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

8.             Transfer of Collateral.  In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the corporation may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, power and remedies granted the Corporation hereunder with respect to the Collateral so transferred.  Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral.

9.             Release of Collateral.  Provided all indebtedness secured hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full and there does not otherwise exist any event of default under Paragraph 10, the Purchased Shares, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to Pledgor in accordance with the following provisions:

(i)            Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to day, one or more of the Purchased Shares held as Collateral hereunder shall (subject to the applicable limitation of Paragraphs 9 (iii) and prepayment.  The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of Purchased Shares held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment.  In no event, however, shall any fractional shares be released.

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(ii)           Any additional Collateral which may hereafter be pledged and deposited with the corporation (pursuant to the requirements of Paragraph 3) with respect to the Purchased Shares shall be released at the same time the particular shares of Common stock to which the additional Collateral related are to be released in accordance with the applicable provisions of Paragraph 9(i).

(iii)          Under no circumstances, however, shall any Purchased Shares or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.  In addition, in no event shall any Purchased Shares or other Collateral be released pursuant to the provisions of Paragraph 9 (i) or 9 (ii) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid principal and accrued interest under the Note.

(iv)          For all valuation purposes under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(A)          If the common Stock is at the time traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on its Nasdaq system or any successor system.  If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

(B)           If the Common stock is at the time listed on the American Stock Exchange or the New York Stock Exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is not reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

(v)           In the event the Collateral becomes in whole or in part comprised of “margin securities” with the meaning of 207.2 (e)(1) of Regulation G of the Federal Reserve Board, then no Collateral shall there after be substituted for any Collateral under the provisions of Paragraph 6(i) or be released under Paragraph 9(i) or (ii), unless there is compliance with each of the following additional requirements:

(A)          The substitution or release must not increase the amount by which the indebtedness secured hereunder at the time of such substitution or release exceeds the maximum loan value (as defined below) of the Collateral immediately prior to such substitution or release.

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(B)           The substitution or release must not cause the amount of indebtedness secured hereunder at the time of such substitution or release to exceed the maximum loan value of the Collateral remaining after such substitution or release is effected.

(C)           For purposed of this Paragraph 9(v), the maximum loan value of each item of collateral shall be determined on the day the substitution or release is to be effected and shall, in the case of the shares of Common Stock and any additional Collateral (other than margin securities), equal the good faith loan value thereof (as defined in Section 207.2 (e)(1) of Regulation (G) and shall, in the case of all margin securities (other than the Common Stock), equal fifty percent (50%) of the current market value of such securities.

10.           Events of Default.  The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

(i)            the failure of Pledgor to pay, when due, under the Note, any installment of principal or accrued interest; or

(ii)           the occurrence of any other acceleration event specified in the Note; or

(iii)          the failure of Pledgor to perform any obligation imposed upon Pledgor by reason of this Agreement; or

(iv)          the breach of any warranty or Pledgor contained in this Agreement.

Upon the occurrence of any such event of default, the Corporation may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies grated to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder.  Any surplus proceeds shall be paid over to Pledgor.  However, in the event such proceeds prove insufficient to satisfy all obligations of Pledgor under the Note, then Pledgor shall remain personally liable for the resulting deficiency.

11.  Other Remedies.  The rights, power and remedies granted to the Corporation pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Corporation under any statute or rule of law.  Any forbearance, failure or delay by the corporation in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy.  Any single or partial exercise of any

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right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Corporation under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Corporation.

12.  Costs and Expenses.  All costs and expenses (including reasonable attorney’s fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the corporation and compensation income to Pledgor under the federal tax laws.

13.  Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California without resort to that State’s conflict-of-laws rules.

14.  Successors.  This Agreement shall be binding upon the corporation and its successors and assigns and upon Pledgor and the executors, heirs and legatees of Pledgor’s estate.

15.  Severability.  If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

IN WITNESS WHEREOF, this Agreement has been executed by Pledgor and the Corporation on the 11th day of March, 2002.

SOUTHWALL TECHNOLOGIES INC.		/s/ Thomas Hood
PLEDGOR: Thomas Hood

By:	/s/ [ILLEGIBLE]	address:	15 ALISO WAY
Title:	SVP CFO		Portola Valley CA.
Dated:	3/11/02		94028
		Dated:	March 11, 2002

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SOUTHWALL TECHNOLOGIES INC.

NOTE SECURED BY STOCK PLEDGE AGREEMENT

$14,062.50	June 28, 1999	Option Number 822

FOR VALUE RECEIVED,  Thomas Hood (“Maker”) promises to pay to the order of Southwall Technologies Inc. (the “Corporation”), at its corporate offices at 1029 Corporation Way, Palo Alto, CA 94303, the principal sum of Fourteen Thousand Sixty-Two and 50/100 Dollars ($ 14,062.50), together with all accrued interest thereon, upon the terms and conditions specified below.

1.             Interest.  Interest shall accrue on the unpaid balance outstanding from time to time under this Note at the rate of 7.0 % per annum, compounded annually, and shall be payable annually in arrears.

2.             Principal.  The entire principal balance of this Note, together with all accrued and unpaid interest, shall become due and payable in one lump sum on June 28, 2002.

3.             Payment.  Payment shall be made in lawful tender of the United States and shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal.  Prepayment of the principal balance of this Note, together with all accrued and unpaid interest, may be made in whole or in part at any time without penalty.

4.             Events of Acceleration.  The entire unpaid principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable prior to the specified due date of this Note upon the occurrence of one or more of the following events:

A.            The failure of the Maker to pay when due the accrued interest on this Note and the continuation of such default for more than thirty (30) days; or

B.            the expiration of the thirty (30) day period following the date the Maker ceases for any reason to remain in the Corporation’s employ; or

C.            an acquisition of the Corporation (whether by merger or acquisition of all or substantially all of the Corporation’s assets or outstanding voting stock) for consideration payable in cash or freely-tradable securities; provided, however, that if the Polling of Interest Method, as described in Accounting Principles Board Opinion No. 16, is used to account for the acquisition for financial reporting purposes, acceleration shall not occur prior to the end of the sixty (60) day period immediately following the end of

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the applicable restriction period required under Accounting Series Release Numbers 130 and 135; or

D.            the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the maker or the attachment of or execution against any property or assets of the Maker; or

E.             the occurrence of any event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

5.             Employment.  For purposes of applying the provisions of this Note, the Maker shall be considered to remain in the Corporation’s employ for so long as the Maker renders services as a full–time employee of the Corporation, any successor entity or one or more of the Corporation’s fifty percent (50%) or more owned (directly or indirectly) subsidiaries.

6.             Security.  The proceeds of the loan evidenced by this Note shall be applied solely to the payment of the purchase price of 5,625 Shares of the Corporation’s common stock and payment of this Note shall be secured by a pledge of those shares with the Corporation pursuant to the Stock Pledge Agreement to be executed this date by the Maker.  The Maker, however, shall remain personally liable for payment of this Note and assets of the Maker, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Maker’s obligation hereunder.

7.             Collection.  If action is instituted to collect this Note, the Maker promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

8.             Waiver.  A waiver of any term of this Note, The Stock Pledge Agreement or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Corporation and any such waiver shall be limited to its express terms.  No delay by the Corporation in acting with respect to the terms of this Note or the stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of a condition under this Note, the stock Pledge Agreement or the obligations secured thereby.

The Maker waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice or protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

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9.             Conflicting Agreements.  In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

10.           Governing Law.  This Note shall be construed in accordance with the laws of the State of California.

Thomas Hood:	/s/ Thomas Hood

Date:	March 11, 2002

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SOUTHWALL TECHNOLOGIES INC.

STOCK PLEDGE AGREEMENT

AGREEMENT, made as of this 28th day of June, 1999 by and between Southwall Corporation, Inc., a California corporation (the “Corporation”) and Thomas Hood (“Pledgor”).

RECITALS

A.            In connection with the purchase of 5,625 Shares of the Corporation’s Common Stock (the “Purchased Shares”) on the date of this Agreement from the Corporation, Pledgor has issued that certain promissory note (the “Note”) dated June 28,1999 payable to the order of the Corporation in the principal amount of Fourteen Thousand Sixty–two and 50/100 Dollars ($ 14,062.50).

B.            Such Note is secured by the Purchased Shares and other collateral upon the terms set forth in this Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

l.              Grant of Security Interest.  Pledgor hereby grants the Corporation a security interest in, and assigns, transfers to and pledges with the Corporation, the following securities and other property (collectively, the “Collateral”):

(i)            the Purchased Shares delivered to and deposited with the Corporation as collateral for the Note;

(ii)           any and all new, additional or different securities or other property subsequently distributed with respect to the Purchased Shares which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

(iii)          any and all other property and money which is delivered to or comes into possession of the Corporation pursuant to the terms of this Agreement; and

(iv)          the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

2.             Warranties.  Pledgor hereby warrants that Pledgor is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).

3.             Duty to Deliver.   Any new, additional or different securities or other property (other than regular cash dividends) which may now or hereafter become distributable with

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respect to the Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation’s receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Corporation shall, upon receipt by Pledgor be promptly delivered to and deposited with the Corporation as part of the Collateral hereunder.  Any such securities shall be accompanied by one or more properly endorsed stock power assignments.

4.             Payment of Taxes and Other Charges.  Pledgor shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, or all of such taxes and other charges without contesting the validity or legality thereof.  The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi–annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

5.             Shareholder Rights.   So long as there exists no event of default under Paragraph 10 of this Agreement, Pledgor may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other shareholder materials pertaining to the Collateral.

6.             Rights and Powers of Corporation.  The corporation may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

(i).           Subject to the applicable limitations of Paragraph 9, accept in its discretion other property of pledgor in exchange for all or part of the Collateral and release Collateral to Pledgor to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;

(ii).          Perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement;

(iii).         Transfer record ownership of the Collateral to the Corporation or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under Paragraph 10 of this Agreement.  Any cash sums which the Corporation may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Corporation deems appropriate.  Any remaining cash shall be paid over to Pledgor.

Any action by the Corporation pursuant to the provisions of this Paragraph 6 may be taken without notice to Pledgor.  Expenses reasonable incurred in connection with such action shall be payable by Pledgor and form part of the indebtedness secured hereunder as provided in

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Paragraph 12.

7.             Care of Collateral.   The corporation shall exercise reasonable care in the custody and preservation of the Collateral.  However, the Corporation shall have no obligation to (i) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral; (ii) preserve the rights of Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonable jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

Subject to the limitations of Paragraph 9, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered.  The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

8.             Transfer of Collateral.   In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the corporation may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Corporation hereunder with respect to the Collateral so transferred.  Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral.

9.             Release of Collateral.  Provided all indebtedness secured hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full and there does not otherwise exist any event of default under Paragraph 10, the Purchased Shares, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to Pledgor in accordance with the following provisions:

(i).           Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to day, one or more of the Purchased Shares held as Collateral hereunder shall (subject to the applicable limitation of Paragraphs 9 (iii) and prepayment.  The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of Purchased Shares held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment.  In no event, however, shall any fractional shares be released.

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(ii).          Any additional Collateral which may hereafter be pledged and deposited with the corporation (pursuant to the requirements of Paragraph 3) with respect to the Purchased Shares shall be released at the same time the particular shares of Common stock to which the additional Collateral related are to be released in accordance with the applicable provisions of Paragraph 9 (i).

(iii)          Under no circumstances, however, shall any Purchased Shares or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.  In addition, in no event shall any Purchased Shares or other Collateral be released pursuant to the provisions of Paragraph 9 (i) or 9 (ii) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid principal and accrued interest under the Note.

(iv)          For all valuation purposes under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(A)          If the common Stock is at the time traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on its Nasdaq system or any successor system.  If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

(B)           If the Common stock is at the time listed on the American Stock Exchange or the New York Stock Exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is not reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

(v)           In the event the Collateral becomes in whole or in part comprised of “margin securities” with the meaning of 207.2 (e)(1) of Regulation G of the Federal Reserve Board, then no Collateral shall there after be substituted for any Collateral under the provisions of Paragraph 6(i) or be released under Paragraph 9(i) or (ii), unless there is compliance with each of the following additional requirements:

(A)          The substitution or release must not increase the amount by which the indebtedness secured hereunder at the time of such substitution or release exceeds the maximum loan value (as defined below) of the Collateral immediately prior to such substitution or release.

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(B)           The substitution or release must not cause the amount of indebtedness secured hereunder at the time of such substitution or release to exceed the maximum loan value of the Collateral remaining after such substitution or release is effected.

(C)           For purposed of this Paragraph 9(v), the maximum loan value of each item of collateral shall be determined on the day the substitution or release is to be effected and shall, in the case of the shares of Common Stock and any additional Collateral (other than margin securities), equal the good faith loan value thereof (as defined in Section 207.2 (e)(1) of Regulation (G) and shall, in the case of all margin securities (other than the Common Stock), equal fifty percent (50%) of the current market value of such securities.

10.           Events of Default.  The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

(i)            the failure of Pledgor to pay, when due, under the Note, any installment of principal or accrued interest; or

(ii)           the occurrence of any other acceleration event specified in the Note; or

(iii)          the failure of Pledgor to perform any obligation imposed upon Pledgor by reason of this Agreement; or

(iv)          the breach of any warranty or Pledgor contained in this Agreement.

Upon the occurrence of any such event of default, the Corporation may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies grated to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder.  Any surplus proceeds shall be paid over to Pledgor.  However, in the event such proceeds prove insufficient to satisfy all obligations of Pledgor under the Note, then Pledgor shall remain personally liable for the resulting deficiency.

11.  Other Remedies.  The rights, power and remedies granted to the Corporation pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Corporation under any statute or ruleof law.  Any forbearance, failure or delay by the corporation in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy.  Any single or partial exercise of any

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right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Corporation under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Corporation.

12.  Costs and Expenses.  All costs and expenses (including reasonable attorney’s fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi–annually, required to avoid the imputation of interest income to the corporation and compensation income to Pledgor under the federal tax laws.

13.  Applicable Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of California without resort to that State’s conflict–of-laws rules.

14.  Successors.  This Agreement shall be binding upon the corporation and its successors and assigns and upon Pledgor and the executors, heirs and legatees of Pledgor’s estate.

15.  Severability.  If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

IN WITNESS WHEREOF, this Agreement has been executed by Pledgor and the Corporation on the 11th day of March, 2002.

SOUTHWALL TECHNOLOGIES INC.		/s/ Thomas Hood
PLEDGOR: Thomas Hood

By:	Robert Freeman	address:	15 ALISO WAY

Title:	SVP		Portola Valley, CA

Dated:	3/11/02		94028

		Dated:	March 11, 2002

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SOUTHWALL TECHNOLOGIES INC.

NOTE SECURED BY STOCK PLEDGE AGREEMENT

$11,250.00	December 15, 1999	Option Number 894

FOR VALUE RECEIVED, Thomas Hood (“Maker”) promises to pay to the order of Southwall Technologies Inc. (the “Corporation”), at its corporate offices at 1029 Corporation Way, Palo Alto, CA 94303, the principal sum of Eleven Thousand Two Hundred Fifty and 00/100 Dollars ($11,250.00), together with all accrued interest thereon, upon the terms and conditions specified below.

1.           Interest.  Interest shall accrue on the unpaid balance outstanding from time to time under this Note at the rate of 7.0 % per annum, compounded annually, and shall be payable annually in arrears.

2.            Principal.  The entire principal balance of this Note, together with all accrued and unpaid interest, shall become due and payable in one lump sum on December 15, 2002.

3.             Payment.  Payment shall be made in lawful tender of the United States and shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal.  Prepayment of the principal balance of this Note, together with all accrued and unpaid interest, may be made in whole or in part at any time without penalty.

4.             Events of Acceleration.  The entire unpaid principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable prior to the specified due date of this Note upon the occurrence of one or more of the following events:

A.           The failure of the Maker to pay when due the accrued interest on this Note and the continuation of such default for more than thirty (30) days; or

B.            the expiration of the thirty (30) day period following the date the Maker ceases for any reason to remain in the Corporation’s employ; or

C.            an acquisition of the Corporation (whether by merger or acquisition of all or substantially all of the Corporation’s assets or outstanding voting stock) for consideration payable in cash or freely–tradable securities; provided, however, that if the Polling of Interest Method, as described in Accounting Principles Board Opinion No. 16, is used to account for the acquisition for financial reporting purposes, acceleration shall not occur prior to the end of the sixty (60) day period immediately following the end of

1

the applicable restriction period required under Accounting Series Release Numbers 130 and 135; or

D.           the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the maker or the attachment of or execution against any property or assets of the Maker; or

E.            the occurrence of any event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

5.           Employment.  For purposes of applying the provisions of this Note, the Maker shall be considered to remain in the Corporation’s employ for so long as the Maker renders services as a full–time employee of the Corporation, any successor entity or one or more of the Corporation’s fifty percent (50%) or more owned (directly or indirectly) subsidiaries.

6.           Security.  The proceeds of the loan evidenced by this Note shall be applied solely to the payment of the purchase price of 4,500 Shares of the Corporation’s common stock and payment of this Note shall be secured by a pledge of those shares with the Corporation pursuant to the Stock Pledge Agreement to be executed this date by the Maker.  The Maker, however, shall remain personally liable for payment of this Note and assets of the Maker, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Maker’s obligation hereunder.

7.            Collection.  If action is instituted to collect this Note, the Maker promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

8.            Waiver.  A waiver of any term of this Note, The Stock Pledge Agreement or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Corporation and any such waiver shall be limited to its express terms.  No delay by the Corporation in acting with respect to the terms of this Note or the stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of a condition under this Note, the stock Pledge Agreement or the obligations secured thereby.

The Maker waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice or protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

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9.            Conflicting Agreements.  In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

10.          Governing Law.  This Note shall be construed in accordance with the laws of the State of California.

Thomas Hood:	/s/ Thomas Hood

Date:	March 11, 2002

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SOUTHWALL TECHNOLOGIES INC.

STOCK PLEDGE AGREEMENT

AGREEMENT, made as of this 15th day of December, 1999 by and between Southwall Corporation, Inc., a California corporation (the “Corporation”) and Thomas Hood  (“Pledgor”).

RECITALS

A.          In connection with the purchase of 4,500 Shares of the Corporation’s Common Stock (the “Purchased Shares”) on the date of this Agreement from the Corporation, Pledgor has issued that certain promissory note (the “Note”) dated December 15, 1999 payable to the order of the Corporation in the principal amount of Eleven Thousand Two Hundred Fifty and 00/100 Dollars ($ 11,250.00).

B.           Such Note is secured by the Purchased Shares and other collateral upon the terms set forth in this Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

1.           Grant of Security Interest. Pledgor hereby grants the Corporation a security interest in, and assigns, transfers to and pledges with the Corporation, the following securities and other property (collectively, the “Collateral”):

(i)            the Purchased Shares delivered to and deposited with the Corporation as collateral for the Note;

(ii)           any and all new, additional or different securities or other property subsequently distributed with respect to the Purchased Shares which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

(iii)          any and all other property and money which is delivered to or comes into possession of the Corporation pursuant to the terms of this Agreement; and

(iv)          the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

2.             Warranties  Pledgor hereby warrants that Pledgor is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).

3.             Duty to Deliver.   Any new, additional or different securities or other property (other than regular cash dividends) which may now or hereafter become distributable with

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respect to the Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation’s receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Corporation shall, upon receipt by Pledgor be promptly delivered to and deposited with the Corporation as part of the Collateral hereunder.  Any such securities shall be accompanied by one or more properly endorsed stock power assignments.

4.             Payment of Taxes and Other Charges.  Pledgor shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, or all of such taxes and other charges without contesting the validity or legality thereof.  The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

5.             Shareholder Rights.  So long as there exists no event of default under Paragraph 10 of this Agreement, Pledgor may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other shareholder materials pertaining to the Collateral.

6.             Rights and Powers of Corporation.  The corporation may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

(i).            Subject to the applicable limitations of Paragraph 9, accept in its discretion other property of pledgor in exchange for all or part of the Collateral and release Collateral to Pledgor to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;

(ii).           Perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement;

(iii).          Transfer record ownership of the Collateral to the Corporation or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under Paragraph 10 of this Agreement.  Any cash sums which the Corporation may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Corporation deems appropriate.  Any remaining cash shall be paid over to Pledgor.

Any action by the Corporation pursuant to the provisions of this Paragraph 6 may be taken without notice to Pledgor.  Expenses reasonable incurred in connection with such action shall be payable by Pledgor and form part of the indebtedness secured hereunder as provided in

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Paragraph 12.

7.              Care of Collateral.  The corporation shall exercise reasonable care in the custody and preservation of the Collateral.  However, the Corporation shall have no obligation to (i) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonable jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

Subject to the limitations of Paragraph 9, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered.  The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

8              Transfer of Collateral.  In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the corporation may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Corporation hereunder with respect to the Collateral so transferred.  ‘Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral.

9              Release of Collateral.  Provided all indebtedness secured hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full and there does not otherwise exist any event of default under Paragraph 10, the Purchased Shares, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to Pledgor in accordance with the following provisions:

(i).            Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to day, one or more of the Purchased Shares held as Collateral hereunder shall (subject to the applicable limitation of Paragraphs 9 (iii) and prepayment.  The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of Purchased Shares held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment.  In no event, however, shall any fractional shares be released.

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(ii).           Any additional Collateral which may hereafter be pledged and deposited with the corporation (pursuant to the requirements of Paragraph 3) with respect to the Purchased Shares shall be released at the same time the particular shares of Common stock to which the additional Collateral related are to be released in accordance with the applicable provisions of Paragraph 9 (i).

(iii)           Under no circumstances, however, shall any Purchased Shares or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.  In addition, in no event shall any Purchased Shares or other Collateral be released pursuant to the provisions of Paragraph 9 (i) or 9 (ii) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid principal and accrued interest under the Note.

(iv)           For all valuation purposes under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(A)          If the common Stock is at the time traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on its Nasdaq system or any successor system.  If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

(B)           If the Common stock is at the time listed on the American Stock Exchange or the New York Stock Exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is not reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

(v)            In the event the Collateral becomes in whole or in part comprised of “margin securities” with the meaning of 207.2 (e)(1) of Regulation G of the Federal Reserve Board, then no Collateral shall there after be substituted for any Collateral under the provisions of Paragraph 6(i) or be released under Paragraph 9(i) or (ii), unless there is compliance with each of the following additional requirements:

(A)          The substitution or release must not increase the amount by which the indebtedness secured hereunder at the time of such substitution or release exceeds the maximum loan value (as defined below) of the Collateral immediately prior to such substitution or release.

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(B)           The substitution or release must not cause the amount of indebtedness secured hereunder at the time of such substitution or release to exceed the maximum loan value of the Collateral remaining after such substitution or release is effected.

(C)           For purposed of this Paragraph 9(v), the maximum loan value of each item of collateral shall be determined on the day the substitution or release is to be effected and shall, in the case of the shares of Common Stock and any additional Collateral (other than margin securities), equal the good faith loan value thereof (as defined in Section 207.2 (e)(l) of Regulation (G) and shall, in the case of all margin securities (other than the Common Stock), equal fifty percent (50%) of the current market value of such securities.

10.           Events of Default.  The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

(i)            the failure of Pledgor to pay, when due, under the Note, any installment of principal or accrued interest; or

(ii)           the occurrence of any other acceleration event specified in the Note; or

(iii)          the failure of Pledgor to perform any obligation imposed upon Pledgor by reason of this Agreement; or

(iv)          the breach of any warranty or Pledgor contained in this Agreement.

Upon the occurrence of any such event of default, the Corporation may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies grated to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder.  Any surplus proceeds shall be paid over to Pledgor.  However, in the event such proceeds prove insufficient to satisfy all obligations of Pledgor under the Note, then Pledgor shall remain personally liable for the resulting deficiency.

11.  Other Remedies.  The rights, power and remedies granted to the Corporation pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Corporation under any statute or rule of law.  Any forbearance, failure or delay by the corporation in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy.  Any single or partial exercise of any

5

right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Corporation under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Corporation.

12.  Costs and Expenses.  All costs and expenses (including reasonable attorney’s fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the corporation and compensation income to Pledgor under the federal tax laws.

13.  Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California without resort to that State’s conflict-of-laws rules.

14.  Successors.  This Agreement shall be binding upon the corporation and its successors and assigns and upon Pledgor and the executors, heirs and legatees of Pledgor’s estate.

15.  Severability.  If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

IN WITNESS WHEREOF, this Agreement has been executed by Pledgor and the Corporation on the 11th day of March, 2002.

SOUTHWALL TECHNOLOGIES INC.		/s/ Thomas Hood
PLEDGOR: Thomas Hood

By:	/s/ Robert Freeman	address:	15 ALISO WAY

Title:	SVP		Portola Valley, CA.

94028
Dated:	3/11/02
		Dated:	March 11, 2002

6

SOUTHWALL TECHNOLOGIES INC.

NOTE SECURED BY STOCK PLEDGE AGREEMENT

$ 18,750.00	February 13, 2001	Option Number 977

FOR VALUE RECEIVED, Thomas Hood (“Maker”) promises to pay to the order of Southwall Technologies Inc, (the “Corporation”), at its corporate offices at 1029 Corporation Way, Palo Alto, CA 94303, the principal sum of Eighteen Thousand Seven Hundred Fifty and no/100 Dollars ($18,750.00), together with all accrued interest thereon, upon the terms and conditions specified below.

1.             Interest.  Interest shall accrue on the unpaid balance outstanding from time to time under this Note at the rate of 7.0 % per annum, compounded annually, and shall be payable annually in arrears.

2.             Principal.  The entire principal balance of this Note, together with all accrued and unpaid interest, shall become due and payable in one lump sum on February 13, 2003.

3.             Payment.  Payment shall be made in lawful tender of the United States and shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal.  Prepayment of the principal balance of this Note, together with all accrued and unpaid interest, may be made in whole or in part at any time without penalty.

4.             Events of Acceleration.  The entire unpaid principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable prior to the specified due date of this Note upon the occurrence of one or more of the following events:

A.            The failure of the Maker to pay when due the accrued interest on this Note and the continuation of such default for more than thirty (30) days; or

B.            the expiration of the thirty (30) day period following the date the Maker ceases for any reason to remain in the Corporation’s employ; or

C.            an acquisition of the Corporation (whether by merger or acquisition of all or substantially all of the Corporation’s assets or outstanding voting stock) for consideration payable in cash or freely–tradable securities; provided, however, that if the Polling of Interest Method, as described in Accounting Principles Board Opinion No. 16, is used to account for the acquisition for financial reporting purposes, acceleration shall not occur prior to the end of the sixty (60) day period immediately following the end of

1

the applicable restriction period required under Accounting Series Release Numbers 130 and 135; or

D.            the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the maker or the attachment of or execution against, any property or assets of the Maker; or

E.             the occurrence of any event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

5.             Employment.  For purposes of applying the provisions of this Note, the Maker shall be considered to remain in the Corporation’s employ for so long as the Maker renders services as a full–time employee of the Corporation, any successor entity or one or more of the Corporation’s fifty percent (50%) or more owned (directly or indirectly) subsidiaries.

6.             Security.  The proceeds of the loan evidenced by this Note shall be applied solely to the payment of the purchase price of 7,500 Shares of the Corporation’s common stock and payment of this Note shall be secured by a pledge of those shares with the Corporation pursuant to the Stock Pledge Agreement to be executed this date by the Maker.  The Maker, however, shall remain personally liable for payment of this Note and assets of the Maker, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Maker’s obligation hereunder

7.             Collection.  If action is instituted to collect this Note, the Maker promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

8.             Waiver.  A waiver of any term of this Note, The Stock Pledge Agreement or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Corporation and any such waiver shall be limited to its express terms.  No delay by the Corporation in acting with respect to the terms of this Note or the stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of a condition under this Note, the stock Pledge Agreement or the obligations secured thereby.

The Maker waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice or protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

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9.             Conflicting Agreements.  In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

10.           Governing Law.  This Note shall be construed in accordance with the laws of the State of California.

Thomas Hood:	/s/ Thomas Hood

Date:	March 11, 2002

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SOUTHWALL TECHNOLOGIES INC.

STOCK PLEDGE AGREEMENT

AGREEMENT, made as of this 13th day of February, 2001 by and between Southwall Corporation. Inc., a California corporation (the “Corporation”) and Thomas Hood (“Pledgor”)

RECITALS

A.            In connection with the purchase of  7,500 Shares of the Corporation’s Common Stock (the “Purchased Shares”) on the date of this Agreement from the Corporation, Pledgor has issued that certain promissory note (the “Note”) dated February l3 , 2001 payable to the order of the Corporation in the principal amount of Eighteen Thousand Seven Hundred Fifty and 00/100 Dollars ($ 18, 750,00).

B.            Such Note is secured by the Purchased Shares and other collateral upon the terms set forth in this Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

1.             Grant of Security Interest.  Pledgor hereby grants the Corporation a security interest in, and assigns, transfers to and pledges with the Corporation, the following securities and other property (collectively, the “Collateral”):

(i)            the Purchased Shares delivered to and deposited with the Corporation as collateral for the Note;

(ii)           any and all new, additional or different securities or other property subsequently distributed with respect to the Purchased Shares which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

(iii)          any and all other property and money which is delivered to or comes into possession of the Corporation pursuant to the terms of this Agreement; and

(iv)          the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

2.             Warranties.  Pledgor hereby warrants that Pledgor is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse  claims and other security interests (other than those created hereby).

3.             Duty to Deliver.  Any new, additional or different securities or other property (other than regular cash dividends) which may now or hereafter become distributable with

1

respect to the Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation’s receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Corporation shall, upon receipt by Pledgor be promptly delivered to and deposited with the Corporation as part of the Collateral hereunder.  Any such securities shall be accompanied by one or more properly endorsed stock power assignments.

4.             Payment of Taxes and Other Charges.  Pledgor shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, or all of such taxes and other charges without contesting the validity or legality thereof.  The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi–annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

5.             Shareholder Rights.  So long as there exists no event of default under Paragraph 10 of this Agreement, Pledgor may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other shareholder materials pertaining to the Collateral.

6.             Rights and Powers of Corporation.  The corporation may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

(i).           Subject to the applicable limitations of Paragraph 9, accept in its discretion other property of pledgor in exchange for all or part of the Collateral and release Collateral to Pledgor to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;

(ii).          Perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement;

(iii).         Transfer record ownership of the Collateral to the Corporation or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under Paragraph 10 of this Agreement.  Any cash sums which the Corporation may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Corporation deems appropriate.  Any remaining cash shall be paid over to Pledgor.

Any action by the Corporation pursuant to the provisions of this Paragraph 6 may be taken without notice to Pledgor.  Expenses reasonable incurred in connection with such action shall be payable by Pledgor and form part of the indebtedness secured hereunder as provided in

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Paragraph 12.

7.             Care of Collateral.  The corporation shall exercise reasonable care in the custody and preservation of the Collateral.  However, the Corporation shall have no obligation to (i) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonable jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

Subject to the limitations of Paragraph 9, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered.  The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

8.             Transfer of Collateral.  In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the corporation may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Corporation hereunder with respect to the Collateral so transferred.  Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral.

9.             Release of Collateral.  Provided all indebtedness secured hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full and there does not otherwise exist any event of default under Paragraph 10, the Purchased Shares, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to Pledgor in accordance with the following provisions:

(i)            Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to day, one or more of the Purchased Shares held as Collateral hereunder shall (subject to the applicable limitation of Paragraphs 9 (iii) and prepayment.  The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of Purchased Shares held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment.  In no event, however, shall any fractional shares be released.

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(ii)           Any additional Collateral which may hereafter be pledged and deposited with the corporation (pursuant to the requirements of Paragraph 3) with respect to the Purchased Shares shall be released at the same time the particular shares of Common stock to which the additional Collateral related are to be released in accordance with the applicable provisions of Paragraph 9 (i).

(iii)          Under no circumstances, however, shall any Purchased Shares or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.   In addition, in no event shall any Purchased Shares or other Collateral be released pursuant to the provisions of Paragraph 9(i) or 9 (ii) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid principal and accrued interest under the Note.

(iv)          For all valuation purposes under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(A)          If the common Stock is at the time traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on its Nasdaq system or any successor system.  If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

(B)           If the Common stock is at the time listed on the American Stock Exchange or the New York Stock Exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is not reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

(v)           In the event the Collateral becomes in whole or in part comprised of “margin securities” with the meaning of 207.2 (e)(1) of Regulation G of the Federal Reserve Board, then no Collateral shall there after be substituted for any Collateral under the provisions of Paragraph 6(i) or be released under Paragraph 9(i) or (ii), unless there is compliance with each of the following additional requirements:

(A)          The substitution or release must not increase the amount by which the indebtedness secured hereunder at the time of such substitution or release exceeds the maximum loan value (as defined below) of the Collateral immediately prior to such substitution or release.

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(B)           The substitution or release must not cause the amount of indebtedness secured hereunder at the time of such substitution or release to exceed the maximum loan value of the Collateral remaining after such substitution or release is effected.

(C)           For purposed of this Paragraph 9(v), the maximum loan value of each item of collateral shall be determined on the day the substitution or release is to be effected and shall, in the case of the shares of Common Stock and any additional Collateral (other than margin securities), equal the good faith loan value thereof (as defined in Section 207.2 (e)(1) of Regulation (G) and shall, in the case of all margin securities (other than the Common Stock), equal fifty percent (50%) of the current market value of such securities.

10.           Events of Default.  The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

(i)            the failure of Pledgor to pay, when due, under the Note, any installment of principal or accrued interest; or

(ii)           the occurrence of any other acceleration event specified in the Note; or

(iii)          the failure of Pledgor to perform any obligation imposed upon Pledgor by reason of this Agreement; or

(iv)          the breach of any warranty or Pledgor contained in this Agreement.

Upon the occurrence of any such event of default, the Corporation may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies grated to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder.  Any surplus proceeds shall be paid over to Pledgor.  However, in the event such proceeds prove insufficient to satisfy all obligations of Pledgor under the Note, then Pledgor shall remain personally liable for the resulting deficiency.

11.  Other Remedies.  The rights, power and remedies granted to the Corporation pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Corporation under any statute or rule of law.  Any forbearance, failure or delay by the corporation in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy.  Any single or partial exercise of any

5

right, power or remedy under this Agreement shall not preclude the further exercise thereof; and every right, power and remedy of the Corporation under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Corporation.

12.  Costs and Expenses.   All costs and expenses (including reasonable attorney’s fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the corporation and compensation income to Pledgor under the federal tax laws,

13.  Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California without resort to that State’s conflict–of–laws rules.

14.  Successors.  This Agreement shall be binding upon the corporation and its successors and assigns and upon Pledgor and the executors, heir and legatees of Pledgor’s estate.

15.  Severability.  If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby,

IN WITNESS WHEREOF, this Agreement has been executed by Pledgor and the Corporation on the 11th day of March, 2002.

SOUTHWALL TECHNOLOGIES INC.		/s/ Thomas Hood
PLEDGOR: Thomas Hood

By:	Robert Freeman	address:	15 ALISO WAY

Title:	SUP CFO		Portola Valley, CA

Dated:	3/11/02		94028

		Dated:	March 11, 2002

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SOUTHWALL TECHNOLOGIES INC.

NOTE SECURED BY STOCK PLEDGE AGREEMENT

$ 14,700.00	March 8, 2002	Option Number 1074

FOR VALUE RECEIVED, Thomas Hood (“Maker”) promises to pay to the order of Southwall Technologies Inc. (the “Corporation”), at its corporate offices at 1029 Corporation Way, Palo Alto, CA 94303, the principal sum of  Fourteen thousand and seven hundred/100 Dollars ($ 14,700.00), together with all accrued interest thereon, upon the terms and conditions specified below.

1.             Interest.  Interest shall accrue on the unpaid balance outstanding from time to time under this Note at the rate of 7.0 % per annum, compounded annually, and shall be payable annually in arrears.

2.             Principal.  The entire principal balance of this Note, together with all accrued and unpaid interest, shall become due and payable in one lump sum on March 8, 2003.

3.             Payment.  Payment shall be made in lawful tender of the United States and shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal.  Prepayment of the principal balance of this Note, together with all accrued and unpaid interest, may be made in whole or in part at any time without penalty.

4.             Events of Acceleration.  The entire unpaid principal balance of this Note, together with all accrued and unpaid interest, shall become immediately due and payable prior to the specified due date of this Note upon the occurrence of one or more of the following events:

A.            The failure of the Maker to pay when due the accrued interest on this Note and the continuation of such default for more than thirty (30) days; or

B.            the expiration of the thirty (30) day period following the date the Maker ceases for any reason to remain in the Corporation’s employ; or

C.            an acquisition of the Corporation (whether by merger or acquisition of all or substantially all of the Corporation’s assets or outstanding voting stock) for consideration payable in cash or freely–tradable securities; provided, however, that if the Polling of Interest Method, as described in Accounting Principles Board Opinion No. 16, is used to account for the acquisition for financial reporting purposes, acceleration shall not occur prior to the end of the sixty (60) day period immediately following the end of

1

the applicable restriction period required under Accounting Series Release Numbers 130 and 135; or

D.            the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in bankruptcy or any petition for relief under the provisions of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the maker or the attachment of or execution against any property or assets of the Maker; or

E.             the occurrence of any event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

5.             Employment.  For purposes of applying the provisions of this Note, the Maker shall be considered to remain in the Corporation’s employ for so long as the Maker renders services as a full–time employee of the Corporation, any successor entity or one or more of the Corporation’s fifty percent (50%) or more owned (directly or indirectly) subsidiaries.

6.             Security.  The proceeds of the loan evidenced by this Note shall be applied solely to the payment of the purchase price of  5,000 Shares of the Corporation’s common stock and payment of this Note shall be secured by a pledge of those shares with the Corporation pursuant to the Stock Pledge Agreement to be executed this date by the Maker.  The Maker, however, shall remain personally liable for payment of this Note and assets of the Maker, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Maker’s obligation hereunder.

7.             Collection.  If action is instituted to collect this Note, the Maker promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

8.             Waiver.  A waiver of any term of this Note, The Stock Pledge Agreement or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Corporation and any such waiver shall be limited to its express terms.  No delay by the Corporation in acting with respect to the terns of this Note or the stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of a condition under this Note, the stock Pledge Agreement or the obligations secured thereby.

The Maker waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice or protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

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9.             Conflicting Agreements.  In the event of any inconsistencies between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

10.           Governing Law.  This Note shall be construed in accordance with the laws of the State of California.

Maker: Thomas Hood:	/s/ Thomas Hood

Date:	March 11, 2002

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SOUTHWALL TECHNOLOGIES INC.

STOCK PLEDGE AGREEMENT

AGREEMENT, made as of this 8th day of March, 2002 by and between Southwall Corporation, Inc., a California corporation (the “Corporation”) and Thomas Hood (“Pledgor”).

RECITALS

A.            In connection with the purchase of 5,000 Shares of the Corporation’s Common Stock (the “Purchased Shares”) on the date of this Agreement from the Corporation, Pledgor has issued that certain promissory note (the “Note”) dated March 8, 2002 payable to the order of the Corporation in the principal amount of Fourteen thousand seven hundred and 00/100 Dollars ($ 14,700.00).

B.            Such Note is secured by the Purchased Shares and other collateral upon the terms set forth in this Agreement.

NOW, THEREFORE, it is hereby agreed as follows:

1.             Grant of Security Interest.  Pledgor hereby grants the Corporation a security interest in, and assigns, transfers to and pledges with the Corporation, the following securities and other property (collectively, the “Collateral”):

(i)            the Purchased Shares delivered to and deposited with the Corporation as collateral for the Note;

(ii)           any and all new, additional or different securities or other property subsequently distributed with respect to the Purchased Shares which are to be delivered to and deposited with the Corporation pursuant to the requirements of Paragraph 3 of this Agreement;

(iii)          any and all other property and money which is delivered to or comes into possession of the Corporation pursuant to the terms of this Agreement; and

(iv)          the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

2.             Warranties.  Pledgor hereby warrants that Pledgor is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).

3.             Duty to Deliver.  Any new, additional or different securities or other property (other than regular cash dividends) which may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Common Stock as a class without the Corporation’s receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Corporation shall, upon receipt by Pledgor be promptly delivered to and deposited with the Corporation as part of the Collateral hereunder.  Any such securities shall be accompanied by one or more properly endorsed stock power assignments.

4.             Payment of Taxes and Other Charges.  Pledgor shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, or all of such taxes and other charges without contesting the validity or legality thereof.  The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi–annually, required to avoid the imputation of interest income to the Corporation and compensation income to Pledgor under the Federal tax laws.

5.             Shareholder Rights.  So long as there exists no event of default under Paragraph 10 of this Agreement, Pledgor may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other shareholder materials pertaining to the Collateral.

6.             Rights and Powers of Corporation.  The corporation may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

(i).           Subject to the applicable limitations of Paragraph 9, accept in its discretion other property of pledgor in exchange for all or part of the Collateral and release Collateral to Pledgor to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;

(ii).          Perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement;

(iii).         Transfer record ownership of the Collateral to the Corporation or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under Paragraph 10 of this Agreement.  Any cash sums which the Corporation may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Corporation deems appropriate.  Any remaining cash shall be paid over to Pledgor.

Any action by the Corporation pursuant to the provisions of this Paragraph 6 may be taken without notice to Pledgor.  Expenses reasonable incurred in connection with such action shall be payable by Pledgor and form part of the indebtedness secured hereunder as provided in

Paragraph 12.

7.             Care of Collateral.  The corporation shall exercise reasonable care in the custody and preservation of the Collateral.  However, the Corporation shall have no obligation to (i) initiate any action with respect to, or otherwise inform Pledgor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of Pledgor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Pledgor unless the request is made in writing and the Corporation determines that the requested action will not unreasonable jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

Subject to the limitations of Paragraph 9, the Corporation may at any time release and deliver all or part of the Collateral to Pledgor, and the receipt thereof by Pledgor shall constitute a complete and full acquittance for the Collateral so released and delivered.  The Corporation shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement.

8.             Transfer of Collateral.  In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the corporation may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Corporation hereunder with respect to the Collateral so transferred.  Upon such transfer, the Corporation shall be fully discharged from all liability and responsibility for the transferred Collateral.

9.             Release of Collateral.  Provided all indebtedness secured hereunder (other than payments not yet due and payable under the Note) shall at the time have been paid in full and there does not otherwise exist any event of default under Paragraph 10, the Purchased Shares, together with any additional Collateral which may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to Pledgor in accordance with the following provisions:

(i)            Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to day, one or more of the Purchased Shares held as Collateral hereunder shall (subject to the applicable limitation of Paragraphs 9 (iii) and prepayment.  The number of the shares to be so released shall be equal to the number obtained by multiplying (i) the total number of Purchased Shares held under this Agreement at the time of the payment or prepayment, by (ii) a fraction, the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment.  In no event, however, shall any fractional shares be released.

(ii)           Any additional Collateral which may hereafter be pledged and deposited with the corporation (pursuant to the requirements of Paragraph 3) with respect to the Purchased Shares shall be released at the same time the particular shares of Common stock to which the additional Collateral related are to be released in accordance with the applicable provisions of Paragraph 9 (i).

(iii)          Under no circumstances, however, shall any Purchased Shares or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder.  In addition, in no event shall any Purchased Shares or other Collateral be released pursuant to the provisions of Paragraph 9 (i) or 9 (ii) if, and to the extent, the fair market value of the Common Stock and all other Collateral which would otherwise remain in pledge hereunder after such release were effected would be less than the unpaid principal and accrued interest under the Note.

(iv)          For all valuation purposes under this Agreement, the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(A)          if the common Stock is at the time traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on its Nasdaq system or any successor system.  If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

(B)           If the Common stock is at the time listed on the American Stock Exchange or the New York Stock Exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the securities exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is not reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

(v)           In the event the Collateral becomes in whole or in part comprised of “margin securities” with the meaning of 207.2 (e)(1) of Regulation G of the Federal Reserve Board, then no Collateral shall there after be substituted for any Collateral under the provisions of Paragraph 6(i) or be released under Paragraph 9(i) or (ii), unless there is compliance with each of the following additional requirements:

(A)          The substitution or release must not increase the amount by which the indebtedness secured hereunder at the time of such substitution or release exceeds the maximum loan value (as defined below) of the Collateral immediately prior to such substitution or release.

(B)           The substitution or release must not cause the amount of indebtedness secured hereunder at the time of such substitution or release to exceed the maximum loan value of the Collateral remaining after such substitution or release is effected.

(C)           For purposed of this Paragraph 9(v), the maximum loan value of each item of collateral shall be determined on the day the substitution or release is to be effected and shall, in the case of the shares of Common Stock and any additional Collateral (other than margin securities), equal the good faith loan value thereof (as defined in Section 207.2 (e)(1) of Regulation (G) and shall, in the case of all margin securities (other than the Common Stock), equal fifty percent (50%) of the current market value of such securities.

10.           Events of Default.  The occurrence of one or more of the following events shall constitute an event of default under this Agreement:

(i)            the failure of Pledgor to pay, when due, under the Note, any installment of principal or accrued interest; or

(ii)           the occurrence of any other acceleration event specified in the Note; or

(iii)          the failure of Pledgor to perform any obligation imposed upon Pledgor by reason of this Agreement; or

(iv)          the breach of any warranty or Pledgor contained in this Agreement.

Upon the occurrence of any such event of default, the Corporation may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies grated to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Corporation in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder.  Any surplus proceeds shall be paid over to Pledgor.  However, in the event such proceeds prove insufficient to satisfy all obligations of Pledgor under the Note, then Pledgor shall remain personally liable for the resulting deficiency.

11.           Other Remedies.  The rights, power and remedies granted to the Corporation pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Corporation under any statute or rule of law.  Any forbearance, failure or delay by the corporation in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy.  Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Corporation under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Corporation.

12.           Costs and Expenses.  All costs and expenses (including reasonable attorney’s fees) incurred by the Corporation in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Pledgor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi–annually, required to avoid the imputation of interest income to the corporation and compensation income to Pledgor under the federal tax laws.

13.           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California without resort to that State’s conflict–of–laws rules.

l4.            Successors.  This Agreement shall be binding upon the corporation and its successors and assigns and upon Pledgor and the executors, heirs and legatees of Pledgor’s estate.

15.           Severability.  If any provision of this Agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any outer provisions of this Agreement shall be affected thereby.

IN WITNESS WHEREOF, this Agreement has been executed by Pledgor and the Corporation on the 8th day of March, 2002.

SOUTHWALL TECHNOLOGIES INC.		/s/ Thomas Hood
PLEDGOR: Thomas Hood

By:	/s/ Robert Freeman	address:	15 ALISO WAY

Title:	Sr V.P. CEO		Portola Valley, CA

Date:	3/1/2002		94028

		Dated:	March 11, 2002